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                                                                    EXHIBIT 23.0

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in Registration Statements Nos. 333-02245, 333-42010, 333-50809, 33-17530, 33-17405, 33-28118, 33-47446 and
33-78102 on Form S-8 and Registration Statement No. 333-26009 on Form S-3 of Photronics, Inc. of our report dated December 7, 2001 (December 12, 2001 as to
Note 17), appearing in this Annual Report on Form 10-K of Photronics, Inc. for the year ended October 31, 2001.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
January 24, 2002